UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	ClearBridge Dividend Strategy Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Dividend Strategy Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”)i and warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices delivered positive returns for the twelve-month reporting period ended December 31, 2016 as the S&P 500 Indexii gained 11.96% and the Russell 1000 Indexiii gained 12.05%. In addition, value stocks substantially outperformed growth stocks as measured by the Russell 1000 Valueiv and Russell 1000 Growthv Indices, which returned 17.34% and 7.08%, respectively, during the reporting period.

Low interest rates, which were supported by a dovish stance from the U.S. Federal Reserve Board (the “Fed”)vi, were the main source of support for stocks in the first half of 2016, while an improving economy and positive reaction to the election of Donald J. Trump as U.S. president caused stocks to end the period strongly. Strong results from cyclical companies led the Energy and Industrials sectors to be among the best performers in the S&P 500 Index while political risks ahead of the election caused Health Care to be the worst performing large sector in the S&P 500 Index. The Fed

ClearBridge Dividend Strategy Fund Annual Report	1

Fund overview (cont’d)

raised short-term interest rates just once during the year after initially communicating a more aggressive rate tightening plan. However, its plans for additional rate hikes in the year ahead were supportive of asset-sensitive financials.

Stocks experienced a volatile start to the year that witnessed a series of sell-offs in January through mid-February 2016 that saw equities decline more than 10%. The correction was triggered by ongoing concerns about slowing global growth centered on China. Oil prices fell in tandem with equities, dropping below $30 per barrel for the first time in twelve years. Support from the Fed, which pared back its rate tightening plans, helped stocks bounce back from their lows with more value-oriented stocks and those backed by dividends performing best.

Stocks shrugged off the short-term effects of Brexit, the surprise passage of a referendum by United Kingdom voters to leave the European Union, to deliver solid gains through the late spring and summer. The period saw a transition in market leadership as more cyclically-oriented stocks in the Information Technology (“IT”), Industrials and Financials sectors benefited from better economic conditions. Generally solid earnings results and the continued liquidity support of low rates also drove returns.

Selling pressure returned in the weeks leading up to the presidential election, with the risks of higher interest rates weighing on income-oriented sectors and rhetoric over drug pricing hurting the Health Care sector. Those losses were reversed, however, in the weeks following Donald J. Trump’s election victory as his pro-growth agenda and the likelihood of lower regulation caused the Energy, Financials and Industrials sectors to rally.

Q. How did we respond to these changing market conditions?

A. The Fund has always taken a diversified approach across sectors with an emphasis on dividend growth rather than seeking to maximize high current yield. Our broad exposure to dividend growers promoted solid performance during the first half of the reporting period, when traditional income-oriented sectors were in favor. It also allowed the Fund to hold up relatively well when the threat of rising rates caused these same sectors to underperform in the second half of the period.

We target companies with a track record of dividend increases and the combination of financial strength and growth which should enable them to continue raising their dividend payments. These companies typically feature healthy balance sheets and consistent cash flows that provide plenty of capital to effectively operate their business and fund a growing dividend. During the year, we identified companies with these characteristics trading at attractive valuations in the Financials sector. The Fund has never had much exposure to the money center banks, but we believe rising interest rates, the prospect for easing regulatory burdens under the Trump administration and reasonable valuations make the sector more attractive. We increased our bank exposure by initiating positions in JPMorgan Chase & Co., Wells Fargo & Co. and Bank of America Corp.

We also lowered the Fund’s aggregate Consumer Staples sector exposure, trimming profitable positions during periods of strength and taking advantage of short-term weakness in the packaged food industry later in the year to establish small positions

2	ClearBridge Dividend Strategy Fund 2016 Annual Report

in Mondelez International and Lamb Weston Holdings Inc.

Performance review

For the twelve months ended December 31, 2016, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned 15.03%. The Fund’s unmanaged benchmark, the S&P 500 Index returned 11.96% for the same period. The Lipper Equity Income Funds Category Average1 returned 13.86% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	5.97%	15.32%
Class A	5.78%	15.03%
Class B3	5.25%	13.88%
Class C	5.41%	14.20%
Class FI	5.79%	14.98%
Class R	5.70%	14.78%
Class I	5.98%	15.37%
Class IS	6.02%	15.52%
S&P 500 Index	7.82%	11.96%
Lipper Equity Income Funds Category Average[1]	7.05%	13.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.88%, 1.15%, 1.95%, 1.85%, 1.16%, 1.43%, 0.86% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 529 funds for the six-month period and among the 518 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who own Class B shares may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Dividend Strategy Fund 2016 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 2.20% for Class B shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.40% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all eleven economic sectors in which it was invested during the reporting period with the greatest contribution to returns coming from the Industrials and Financials sectors. Relative to the benchmark, the Fund’s overall stock selection and sector allocation contributed to performance for the period. Stock selection in the Health Care, Consumer Discretionary, Utilities and Industrials sectors drove performance. In terms of sector allocation, an underweight to Health Care and a slight overweight to Financials aided performance.

In terms of individual Fund holdings, leading contributors to performance for the period included Time Warner Inc., Spectra Energy Corp., Berkshire Hathaway Inc. Class B shares, Texas Instruments Inc. and Waste Management, Inc.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the Financials and Consumer Staples sectors detracted the most from performance. Underweight allocations to the Energy and IT sectors and the Fund’s cash position also hurt relative results.

In terms of individual Fund holdings, leading detractors from performance for the period included AstraZeneca PLC, CVS Health Corp., Anheuser-Busch InBev, Kimberly-Clark Corp. and American International Group, Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period we established a number of new positions, with some of the largest in JPMorgan Chase & Co., Wells Fargo & Company, Zoetis, Inc., Mondelez International, Inc. and BlackRock, Inc.

We also closed a number of existing positions, most notably C.H. Robinson Worldwide, Oracle Corp., Praxair, Inc., American International Group, Inc. and Occidental Petroleum Corp.

4	ClearBridge Dividend Strategy Fund 2016 Annual Report

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 25, 2017

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2016 were: Berkshire Hathaway Inc., Class B Shares (3.8%), Microsoft Corp. (3.1%), Comcast Corp., Class A Shares (2.7%), Time Warner Inc. (2.7%), Home Depot Inc. (2.5%), Nestle SA, ADR (2.5%), General Electric Co. (2.4%), Alphabet Inc., Class C Shares (2.4%), Apple Inc. (2.3%) and Texas Instruments Inc. (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (16.1%), Consumer Staples (14.1%), Information Technology (13.6%), Industrials (12.6%) and Consumer Discretionary (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Dividend Strategy Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Dividend Strategy Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

‡‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

ClearBridge Dividend Strategy Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.97%	$1,000.00	$1,059.70	0.84%	$4.35	Class 1	5.00%	$1,000.00	$1,020.91	0.84%	$4.27
Class A	5.78	1,000.00	1,057.80	1.12	5.79	Class A	5.00	1,000.00	1,019.51	1.12	5.69
Class B	5.25	1,000.00	1,052.50	2.06	10.63	Class B	5.00	1,000.00	1,014.78	2.06	10.43
Class C	5.41	1,000.00	1,054.10	1.82	9.40	Class C	5.00	1,000.00	1,015.99	1.82	9.22
Class FI	5.79	1,000.00	1,057.90	1.20	6.21	Class FI	5.00	1,000.00	1,019.10	1.20	6.09
Class R	5.70	1,000.00	1,057.00	1.37	7.08	Class R	5.00	1,000.00	1,018.25	1.37	6.95
Class I	5.98	1,000.00	1,059.80	0.84	4.35	Class I	5.00	1,000.00	1,020.91	0.84	4.27
Class IS	6.02	1,000.00	1,060.20	0.74	3.83	Class IS	5.00	1,000.00	1,021.42	0.74	3.76

8	ClearBridge Dividend Strategy Fund 2016 Annual Report

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Dividend Strategy Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	15.32%	15.03%	13.88%	14.20%	14.98%	14.78%	15.37%	15.52%
Five Years Ended 12/31/16	12.33	12.03	11.17	11.24	N/A	N/A	12.40	N/A
Ten Years Ended 12/31/16	N/A	6.17	5.69	5.38	N/A	N/A	6.50	N/A
Inception* through 12/31/16	10.62	—	—	—	8.40	11.31	—	9.49

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	15.32%	8.41%	8.88%	13.20%	14.98%	14.78%	15.37%	15.52%
Five Years Ended 12/31/16	12.33	10.71	11.04	11.24	N/A	N/A	12.40	N/A
Ten Years Ended 12/31/16	N/A	5.55	5.69	5.38	N/A	N/A	6.50	N/A
Inception* through 12/31/16	10.62	—	—	—	8.40	11.31	—	9.49

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/16)	77.31%
Class A (12/31/06 through 12/31/16)	82.03
Class B (12/31/06 through 12/31/16)	73.86
Class C (12/31/06 through 12/31/16)	68.89
Class FI (Inception date of 5/16/13 through 12/31/16)	34.02
Class R (Inception date of 2/2/12 through 12/31/16)	69.24
Class I (12/31/06 through 12/31/16)	87.76
Class IS (Inception date of 4/10/13 through 12/31/16)	40.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013, respectively.

10	ClearBridge Dividend Strategy Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. and S&P 500 Index† —
December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes. Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2016 Annual Report	11

Schedule of investments

December 31, 2016

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 95.7%
Consumer Discretionary — 9.6%
Hotels, Restaurants & Leisure — 1.1%
McDonald’s Corp.	507,300	$61,748,556
Media — 6.0%
Comcast Corp., Class A Shares	2,159,700	149,127,285
Time Warner Inc.	1,535,810	148,251,739
Walt Disney Co.	340,080	35,443,138
Total Media		332,822,162
Specialty Retail — 2.5%
Home Depot Inc.	1,050,000	140,784,000
Total Consumer Discretionary		535,354,718
Consumer Staples — 14.1%
Beverages — 3.4%
Anheuser-Busch InBev SA/NV, ADR	450,000	47,448,000
Coca-Cola Co.	2,171,530	90,031,633
PepsiCo Inc.	477,260	49,935,714
Total Beverages		187,415,347
Food & Staples Retailing — 4.2%
Costco Wholesale Corp.	493,920	79,081,531
CVS Health Corp.	652,780	51,510,870
Sysco Corp.	642,290	35,563,597
Wal-Mart Stores Inc.	975,180	67,404,442
Total Food & Staples Retailing		233,560,440
Food Products — 3.6%
Lamb Weston Holdings Inc.	900,000	34,065,000	*
Mondelez International Inc., Class A Shares	629,420	27,902,189
Nestle SA, ADR	1,947,730	139,730,150
Total Food Products		201,697,339
Household Products — 2.9%
Kimberly-Clark Corp.	819,480	93,519,058
Procter & Gamble Co.	811,340	68,217,467
Total Household Products		161,736,525
Total Consumer Staples		784,409,651
Energy — 5.4%
Energy Equipment & Services — 2.1%
Schlumberger Ltd.	1,412,460	118,576,017
Oil, Gas & Consumable Fuels — 3.3%
Exxon Mobil Corp.	868,109	78,355,518

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2016 Annual Report

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Spectra Energy Corp.	2,536,680	$104,232,181
Total Oil, Gas & Consumable Fuels		182,587,699
Total Energy		301,163,716
Financials — 15.8%
Banks — 3.5%
Bank of America Corp.	1,445,890	31,954,169
JPMorgan Chase & Co.	1,243,000	107,258,470
Wells Fargo & Co.	1,011,260	55,730,539
Total Banks		194,943,178
Capital Markets — 4.4%
Bank of New York Mellon Corp.	2,083,210	98,702,490
BlackRock Inc.	152,000	57,842,080
Blackstone Group LP	3,340,820	90,302,364
Total Capital Markets		246,846,934
Diversified Financial Services — 3.8%
Berkshire Hathaway Inc., Class B Shares	1,284,110	209,284,248	*
Insurance — 4.1%
MetLife Inc.	2,016,315	108,659,215
Travelers Cos. Inc.	972,480	119,051,002
Total Insurance		227,710,217
Total Financials		878,784,577
Health Care — 6.5%
Health Care Providers & Services — 1.3%
UnitedHealth Group Inc.	434,670	69,564,587
Pharmaceuticals — 5.2%
Johnson & Johnson	889,997	102,536,554
Merck & Co. Inc.	1,646,540	96,931,810
Pfizer Inc.	1,813,580	58,905,079
Zoetis Inc.	591,680	31,672,630
Total Pharmaceuticals		290,046,073
Total Health Care		359,610,660
Industrials — 12.6%
Aerospace & Defense — 2.0%
Raytheon Co.	800,000	113,600,000
Air Freight & Logistics — 1.9%
United Parcel Service Inc., Class B Shares	925,000	106,042,000
Commercial Services & Supplies — 2.1%
Waste Management Inc.	1,625,000	115,228,750

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Industrial Conglomerates — 4.4%
3M Co.	625,220	$111,645,535
General Electric Co.	4,225,070	133,512,212
Total Industrial Conglomerates		245,157,747
Road & Rail — 2.2%
Union Pacific Corp.	1,184,920	122,852,506
Total Industrials		702,881,003
Information Technology — 13.6%
Internet Software & Services — 2.4%
Alphabet Inc., Class C Shares	172,284	132,972,237	*
IT Services — 2.5%
Automatic Data Processing Inc.	952,430	97,890,755
International Business Machines Corp.	252,100	41,846,079
Total IT Services		139,736,834
Semiconductors & Semiconductor Equipment — 3.3%
Intel Corp.	1,600,000	58,032,000
Texas Instruments Inc.	1,700,000	124,049,000
Total Semiconductors & Semiconductor Equipment		182,081,000
Software — 3.1%
Microsoft Corp.	2,731,030	169,706,204
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	1,113,030	128,911,135
Total Information Technology		753,407,410
Materials — 5.2%
Chemicals — 3.8%
E.I. du Pont de Nemours & Co.	1,097,700	80,571,180
Ecolab Inc.	539,080	63,190,957
PPG Industries Inc.	735,880	69,731,989
Total Chemicals		213,494,126
Containers & Packaging — 1.4%
International Paper Co.	1,423,280	75,519,237
Total Materials		289,013,363
Real Estate — 4.0%
Equity Real Estate Investment Trusts (REITs) — 4.0%
American Tower Corp.	1,075,000	113,606,000
Healthcare Trust of America Inc., Class A Shares	1,646,723	47,936,107
Weyerhaeuser Co.	1,942,060	58,436,585
Total Real Estate		219,978,692

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2016 Annual Report

ClearBridge Dividend Strategy Fund

Security			Shares	Value
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 3.0%
AT&T Inc.			1,862,240	$79,201,067
Verizon Communications Inc.			1,674,996	89,411,287
Total Telecommunication Services				168,612,354
Utilities — 5.9%
Electric Utilities — 3.0%
Brookfield Infrastructure Partners LP			3,454,665	115,627,638
NextEra Energy Inc.			428,050	51,134,853
Total Electric Utilities				166,762,491
Independent Power and Renewable Electricity Producers — 0.9%
Brookfield Renewable Partners LP			907,749	26,942,090
Brookfield Renewable Partners LP			799,920	23,757,624
Total Independent Power and Renewable Electricity Producers				50,699,714
Multi-Utilities — 2.0%
CenterPoint Energy Inc.			559,980	13,797,907
WEC Energy Group Inc.			1,650,000	96,772,500
Total Multi-Utilities				110,570,407
Total Utilities				328,032,612
Total Common Stocks (Cost — $3,654,637,637)				5,321,248,756

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.3%
Wells Fargo & Co. (Cost — $15,253,320)	7.500%		14,406	17,143,140

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	*(a)(b)
Total Investments before Short-Term Investments (Cost — $3,669,964,406)				5,338,391,897
			Shares
Short-Term Investments — 3.9%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $217,319,822)	0.406%		217,319,822	217,319,822
Total Investments — 99.9% (Cost — $3,887,284,228#)				$5,555,711,719
Other Assets in Excess of Liabilities — 0.1%				4,371,923
Total Net Assets — 100.0%				$5,560,083,642

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

ClearBridge Dividend Strategy Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of December 31, 2016.

#	Aggregate cost for federal income tax purposes is $3,878,136,977.

Abbreviation used in this schedule:
ADR — American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2016 Annual Report

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $3,887,284,228)	$5,555,711,719
Foreign currency, at value (Cost — $377,560)	377,559
Cash	131,839
Dividends and interest receivable	11,057,198
Receivable for Fund shares sold	4,197,302
Prepaid expenses	124,732
Total Assets	5,571,600,349

Liabilities:
Payable for Fund shares repurchased	3,418,165
Investment management fee payable	3,343,195
Service and/or distribution fees payable	936,188
Trustees’ fees payable	58,714
Payable for securities purchased	2,615
Accrued expenses	3,757,830
Total Liabilities	11,516,707
Total Net Assets	$5,560,083,642

Net Assets:
Par value (Note 7)	$2,614
Paid-in capital in excess of par value	3,864,607,035
Undistributed net investment income	10,020,237
Accumulated net realized gain on investments and foreign currency transactions	17,028,881
Net unrealized appreciation on investments and foreign currencies	1,668,424,875
Total Net Assets	$5,560,083,642

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2016

Net Assets:
Class 1	$1,344,292,815
Class A	$2,819,559,149
Class B	$32,786,354
Class C	$369,152,087
Class FI	$25,867
Class R	$14,551,373
Class I	$976,366,602
Class IS	$3,349,395

Shares Outstanding:
Class 1	63,377,013
Class A	132,989,975
Class B	1,569,076
Class C	17,644,682
Class FI	1,221
Class R	689,704
Class I	44,975,583
Class IS	154,137

Net Asset Value:
Class 1 (and redemption price)	$21.21
Class A (and redemption price)	$21.20
Class B*	$20.90
Class C*	$20.92
Class FI (and redemption price)	$21.19
Class R (and redemption price)	$21.10
Class I (and redemption price)	$21.71
Class IS (and redemption price)	$21.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.49

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2016 Annual Report

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Dividends and distributions	$137,286,336
Return of capital (Note 1 (e))	(460,800)
Net Dividends and Distributions	136,825,536
Interest	779,941
Less: Foreign taxes withheld	(1,356,618)
Total Investment Income	136,248,859

Expenses:
Investment management fee (Note 2)	37,836,626
Service and/or distribution fees (Notes 2 and 5)	10,707,954
Transfer agent fees (Note 5)	7,364,698
Trustees’ fees	382,865
Fund accounting fees	352,101
Registration fees	157,658
Shareholder reports	118,312
Legal fees	94,577
Insurance	73,843
Audit and tax fees	56,285
Custody fees	25,714
Miscellaneous expenses	35,348
Total Expenses	57,205,981
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(11)
Net Expenses	57,205,970
Net Investment Income	79,042,889

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	109,271,698
REIT distributions	2,408,154
Foreign currency transactions	(155)
Net Realized Gain from Investment Transactions	111,679,697
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	557,693,491
Foreign currencies	(2,615)
Change in Net Unrealized Appreciation (Depreciation)	557,690,876
Net Gain on Investments and Foreign Currency Transactions	669,370,573
Increase in Net Assets From Operations	$748,413,462

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$79,042,889	$87,739,118
Net realized gain	111,679,697	56,014,130
Change in net unrealized appreciation (depreciation)	557,690,876	(415,228,830)
Increase (Decrease) in Net Assets From Operations	748,413,462	(271,475,582)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(63,222,476)	(87,066,251)
Net realized gains	(106,220,810)	(1,215,182)
Decrease in Net Assets From Distributions to Shareholders	(169,443,286)	(88,281,433)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	536,623,414	1,214,414,306
Reinvestment of distributions	165,401,882	81,510,699
Cost of shares repurchased	(842,968,275)	(1,987,822,102)
Decrease in Net Assets From Fund Share Transactions	(140,942,979)	(691,897,097)
Increase (Decrease) in Net Assets	438,027,197	(1,051,654,112)

Net Assets:
Beginning of year	5,122,056,445	6,173,710,557
End of year*	$5,560,083,642	$5,122,056,445
*Includes undistributed net investment income of:	$10,020,237	$11,507,356

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.01	$20.24	$18.25	$14.76	$13.27

Income (loss) from operations:
Net investment income	0.34	0.34	0.39	0.30	0.33
Net realized and unrealized gain (loss)	2.56	(1.22)	1.98	3.49	1.50
Total income (loss) from operations	2.90	(0.88)	2.37	3.79	1.83

Less distributions from:
Net investment income	(0.28)	(0.35)	(0.38)	(0.30)	(0.34)
Net realized gains	(0.42)	(0.00) [2]	—	—	—
Total distributions	(0.70)	(0.35)	(0.38)	(0.30)	(0.34)

Net asset value, end of year	$21.21	$19.01	$20.24	$18.25	$14.76
Total return[3]	15.32%	(4.35)%	13.11%	25.88%	13.85%

Net assets, end of year (millions)	$1,344	$1,274	$1,466	$1,427	$1,252

Ratios to average net assets:
Gross expenses	0.86%	0.87%	0.88%	0.91%	0.95%
Net expenses[4]	0.86	0.87	0.88	0.91	0.90 [5]
Net investment income	1.70	1.74	2.05	1.77	2.30

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares less the 12b-1 differential of 0.25%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.00	$20.23	$18.24	$14.75	$13.27

Income (loss) from operations:
Net investment income	0.29	0.29	0.34	0.25	0.29
Net realized and unrealized gain (loss)	2.55	(1.23)	1.98	3.50	1.49
Total income (loss) from operations	2.84	(0.94)	2.32	3.75	1.78

Less distributions from:
Net investment income	(0.22)	(0.29)	(0.33)	(0.26)	(0.30)
Net realized gains	(0.42)	(0.00) [2]	—	—	—
Total distributions	(0.64)	(0.29)	(0.33)	(0.26)	(0.30)

Net asset value, end of year	$21.20	$19.00	$20.23	$18.24	$14.75
Total return[3]	15.03%	(4.63)%	12.81%	25.61%	13.51%

Net assets, end of year (millions)	$2,820	$2,588	$3,295	$2,939	$2,334

Ratios to average net assets:
Gross expenses	1.14%	1.14%	1.16%	1.18%	1.24%
Net expenses	1.14 [4]	1.14 [4]	1.16 [4]	1.15 [5,6]	1.15 [5,6]
Net investment income	1.43	1.46	1.76	1.52	2.05

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective January 1, 2014 the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15% through December 31, 2013.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$18.73	$19.92	$17.96	$14.52	$13.07

Income (loss) from operations:
Net investment income	0.09	0.13	0.20	0.14	0.19
Net realized and unrealized gain (loss)	2.52	(1.19)	1.93	3.44	1.47
Total income (loss) from operations	2.61	(1.06)	2.13	3.58	1.66

Less distributions from:
Net investment income	(0.02)	(0.13)	(0.17)	(0.14)	(0.21)
Net realized gains	(0.42)	(0.00) [2]	—	—	—
Total distributions	(0.44)	(0.13)	(0.17)	(0.14)	(0.21)

Net asset value, end of year	$20.90	$18.73	$19.92	$17.96	$14.52
Total return[3]	13.88%	(5.32)%	11.91%	24.79%	12.80%

Net assets, end of year (millions)	$33	$53	$89	$136	$155

Ratios to average net assets:
Gross expenses	2.11%	1.94%	1.92%	1.88%	1.94%
Net expenses	2.11 [4]	1.94 [4]	1.92 [4]	1.82 [5,6]	1.82 [5,6]
Net investment income	0.47	0.67	1.09	0.86	1.36

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82% through December 31, 2013.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$18.77	$19.98	$18.02	$14.58	$13.12

Income (loss) from operations:
Net investment income	0.15	0.15	0.20	0.13	0.18
Net realized and unrealized gain (loss)	2.51	(1.20)	1.96	3.46	1.48
Total income (loss) from operations	2.66	(1.05)	2.16	3.59	1.66

Less distributions from:
Net investment income	(0.09)	(0.16)	(0.20)	(0.15)	(0.20)
Net realized gains	(0.42)	(0.00) [2]	—	—	—
Total distributions	(0.51)	(0.16)	(0.20)	(0.15)	(0.20)

Net asset value, end of year	$20.92	$18.77	$19.98	$18.02	$14.58
Total return[3]	14.20%	(5.25)%	12.03%	24.71%	12.67%

Net assets, end of year (millions)	$369	$361	$394	$356	$274

Ratios to average net assets:
Gross expenses	1.83%	1.84%	1.85%	1.86%	1.93%
Net expenses	1.83 [4]	1.84 [4]	1.85 [4]	1.86 [5]	1.93 [5]
Net investment income	0.73	0.77	1.07	0.81	1.28

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. During the period January 1, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[5]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95% through December 31, 2013.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$18.98	$20.21	$18.24	$17.01

Income (loss) from operations:
Net investment income	0.26	0.29	0.30	0.14
Net realized and unrealized gain (loss)	2.57	(1.22)	2.00	1.28
Total income (loss) from operations	2.83	(0.93)	2.30	1.42

Less distributions from:
Net investment income	(0.20)	(0.30)	(0.33)	(0.19)
Net realized gains	(0.42)	(0.00) [3]	—	—
Total distributions	(0.62)	(0.30)	(0.33)	(0.19)

Net asset value, end of year	$21.19	$18.98	$20.21	$18.24
Total return[4]	14.98%	(4.60)%	12.70%	8.41%

Net assets, end of year (000s)	$26	$55	$67	$15

Ratios to average net assets:
Gross expenses	1.24%	1.15%	1.23%	1.32%[5]
Net expenses[6,7]	1.20	1.13	1.21	1.22 [5]
Net investment income	1.28	1.47	1.57	1.34 [5]

Portfolio turnover rate	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to December 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$18.94	$20.18	$18.23	$14.74	$13.66

Income (loss) from operations:
Net investment income	0.23	0.25	0.21	0.21	0.25
Net realized and unrealized gain (loss)	2.56	(1.23)	2.03	3.49	1.11
Total income (loss) from operations	2.79	(0.98)	2.24	3.70	1.36

Less distributions from:
Net investment income	(0.21)	(0.26)	(0.29)	(0.21)	(0.28)
Net realized gains	(0.42)	(0.00) [3]	—	—	—
Total distributions	(0.63)	(0.26)	(0.29)	(0.21)	(0.28)

Net asset value, end of year	$21.10	$18.94	$20.18	$18.23	$14.74
Total return[4]	14.78%	(4.83)%	12.40%	25.27%	10.02%

Net assets, end of year (000s)	$14,551	$1,705	$1,178	$176	$104

Ratios to average net assets:
Gross expenses	1.37%	1.42%	1.58%	1.71%	1.57%[5]
Net expenses[6]	1.37	1.34 [7]	1.47 [7]	1.45 [7]	1.45 [5,7]
Net investment income	1.15	1.28	1.12	1.24	1.89 [5]

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.50%. Prior to December 1, 2012, the voluntary expense limitation was 1.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.44	$20.69	$18.65	$15.07	$13.55

Income (loss) from operations:
Net investment income	0.36	0.36	0.39	0.31	0.35
Net realized and unrealized gain (loss)	2.61	(1.26)	2.04	3.59	1.52
Total income (loss) from operations	2.97	(0.90)	2.43	3.90	1.87

Less distributions from:
Net investment income	(0.28)	(0.35)	(0.39)	(0.32)	(0.35)
Net realized gains	(0.42)	(0.00) [2]	—	—	—
Total distributions	(0.70)	(0.35)	(0.39)	(0.32)	(0.35)

Net asset value, end of year	$21.71	$19.44	$20.69	$18.65	$15.07
Total return[3]	15.37%	(4.32)%	13.18%	26.06%	13.89%

Net assets, end of year (millions)	$976	$845	$928	$467	$233

Ratios to average net assets:
Gross expenses	0.84%	0.85%	0.82%	0.86%	0.82%
Net expenses	0.84 [4]	0.82 [4,5]	0.82 [4]	0.82 [5,6]	0.81 [5,6]
Net investment income	1.72	1.80	2.05	1.81	2.41

Portfolio turnover rate	9%	22%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. During the period December 1, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83% through December 31, 2013.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2016 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$19.45	$20.70	$18.65	$16.87

Income (loss) from operations:
Net investment income	0.35	0.37	0.41	0.23
Net realized and unrealized gain (loss)	2.65	(1.26)	2.03	1.77
Total income (loss) from operations	3.00	(0.89)	2.44	2.00

Less distributions from:
Net investment income	(0.30)	(0.36)	(0.39)	(0.22)
Net realized gains	(0.42)	(0.00) [3]	—	—
Total distributions	(0.72)	(0.36)	(0.39)	(0.22)

Net asset value, end of year	$21.73	$19.45	$20.70	$18.65
Total return[4]	15.52%	(4.28)%	13.21%	11.99%

Net assets, end of year (000s)	$3,349	$12	$13	$11

Ratios to average net assets:
Gross expenses	0.74%	0.89%	0.99%	1.06%[5]
Net expenses[6]	0.74	0.78 [7]	0.82 [7]	0.82 [5,7]
Net investment income	1.65	1.82	2.10	1.83 [5]

Portfolio turnover rate	9%	22%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	ClearBridge Dividend Strategy Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Dividend Strategy Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	ClearBridge Dividend Strategy Fund 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$5,321,248,756	—	—	$5,321,248,756
Convertible preferred stocks	17,143,140	—	—	17,143,140
Asset-backed securities	—	$1	—	1
Total long-term investments	5,338,391,896	1	—	5,338,391,897
Short-term investments†	217,319,822	—	—	217,319,822
Total investments	$5,555,711,718	$1	—	$5,555,711,719

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

ClearBridge Dividend Strategy Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

32	ClearBridge Dividend Strategy Fund 2016 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(2,100,096)	$3	$2,100,093
(b)	(15,207,436)	15,207,436	—

(a)	Reclassifications are due to book/tax differences in the treatment of certain investments.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of partnerships investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

ClearBridge Dividend Strategy Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 2.20%, 1.95%, 1.20%, 1.40%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $11.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $958,481 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$8,526	$2,447	$15,455

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all

34	ClearBridge Dividend Strategy Fund 2016 Annual Report

or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2016, the Fund had accrued $2,200 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$479,352,788
Sales	729,499,061

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,699,882,871
Gross unrealized depreciation	(22,308,129)
Net unrealized appreciation	$1,677,574,742

4. Derivative instruments and hedging activities

During the year ended December 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,636,726
Class A	$6,718,917	4,135,476
Class B	315,289	263,330
Class C	3,649,855	350,286
Class FI	76	78
Class R	23,817	6,264
Class I	—	972,480
Class IS	—	58
Total	$10,707,954	$7,364,698

ClearBridge Dividend Strategy Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class FI	$11
Class R	—
Class I	—
Class IS	—
Total	$11

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class 1	$18,167,728	$23,542,777
Class A	30,440,320	46,229,806
Class B	48,622	428,699
Class C	1,742,911	3,036,295
Class FI	281	811
Class R	63,579	21,732
Class I	12,737,750	13,805,911
Class IS	21,285	220
Total	$63,222,476	$87,066,251

Net Realized Gains:
Class 1	$25,808,230	$328,586
Class A	54,044,371	645,229
Class B	673,152	5,983
Class C	7,237,135	42,378
Class FI	498	11
Class R	230,581	303
Class I	18,166,302	192,689
Class IS	60,541	3
Total	$106,220,810	$1,215,182

7. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36	ClearBridge Dividend Strategy Fund 2016 Annual Report

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	2,099,944	$43,975,958	1,255,218	$23,871,363
Shares repurchased	(5,767,996)	(116,111,142)	(6,652,151)	(130,442,013)
Net decrease	(3,668,052)	$(72,135,184)	(5,396,933)	$(106,570,650)

Class A
Shares sold	11,459,453	$231,853,898	24,262,964	$481,253,556
Shares issued on reinvestment	3,965,989	83,100,073	2,431,372	46,192,577
Shares repurchased	(18,626,298)	(375,695,304)	(53,365,283)	(1,030,791,460)
Net decrease	(3,200,856)	$(60,741,333)	(26,670,947)	$(503,345,327)

Class B
Shares sold	14,975	$292,068	28,133	$551,453
Shares issued on reinvestment	34,341	711,888	23,109	430,322
Shares repurchased	(1,299,647)	(25,652,331)	(1,720,274)	(33,293,871)
Net decrease	(1,250,331)	$(24,648,375)	(1,669,032)	$(32,312,096)

Class C
Shares sold	1,893,877	$37,751,921	2,422,500	$46,912,761
Shares issued on reinvestment	405,713	8,410,024	153,805	2,877,255
Shares repurchased	(3,867,723)	(76,950,280)	(3,101,657)	(60,002,396)
Net decrease	(1,568,133)	$(30,788,335)	(525,352)	$(10,212,380)

Class FI
Shares sold	—	—	684	$13,838
Shares issued on reinvestment	37	$779	43	822
Shares repurchased	(1,709)	(32,429)	(1,134)	(22,329)
Net decrease	(1,672)	$(31,650)	(407)	$(7,669)

Class R
Shares sold	618,357	$12,830,196	65,612	$1,299,690
Shares issued on reinvestment	13,649	286,912	938	17,733
Shares repurchased	(32,294)	(640,727)	(34,909)	(682,357)
Net increase	599,712	$12,476,381	31,641	$635,066

Class I
Shares sold	12,222,451	$250,661,690	34,678,800	$684,383,008
Shares issued on reinvestment	1,345,771	28,834,422	417,778	8,120,404
Shares repurchased	(12,052,921)	(247,884,794)	(36,488,418)	(732,587,676)
Net increase (decrease)	1,515,301	$31,611,318	(1,391,840)	$(40,084,264)

Class IS
Shares sold	149,797	$3,233,641	—	—
Shares issued on reinvestment	3,774	81,826	12	$223
Shares repurchased	(58)	(1,268)	—	—
Net increase	153,513	$3,314,199	12	$223

ClearBridge Dividend Strategy Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$63,222,476	$87,066,251
Net long-term capital gains	106,220,810	1,215,182
Total distributions paid	$169,443,286	$88,281,433

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$9,634,061
Undistributed long-term capital gains — net	7,881,630
Total undistributed earnings	$17,515,691
Other book/tax temporary differences(a)	386,176
Unrealized appreciation (depreciation)(b)	1,677,572,126
Total accumulated earnings (losses) — net	$1,695,473,993

During the taxable year ended December 31, 2016, the Fund utilized $ 730,196 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book/tax basis of partnership investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

38	ClearBridge Dividend Strategy Fund 2016 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Dividend Strategy Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Dividend Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

ClearBridge Dividend Strategy Fund 2016 Annual Report	39

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

40	ClearBridge Dividend Strategy Fund

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods, but performed slightly below the median performance of the funds in the Performance Universe for the ten-year period. The Board reviewed performance information provided by the Manager for periods

ClearBridge Dividend Strategy Fund	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

ended September 30, 2016, which showed that the Fund’s performance continued to be competitive when compared to the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail

42	ClearBridge Dividend Strategy Fund

front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and slightly above the median of the total expense ratios of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the median transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Lipper data for an annual period.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

ClearBridge Dividend Strategy Fund	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

44	ClearBridge Dividend Strategy Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Dividend Strategy Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

46	ClearBridge Dividend Strategy Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Dividend Strategy Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	ClearBridge Dividend Strategy Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Dividend Strategy Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	ClearBridge Dividend Strategy Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	3/30/2016	6/29/2016	9/29/2016	12/6/2016	12/21/2016
Payable date:	3/31/2016	6/30/2016	9/30/2016	12/7/2016	12/22/2016
Ordinary income:
Qualified dividend income for Individuals	100.00%	100.00%	100.00%	—	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	—	100.00%
Long-term capital gain dividend	—	$0.012400	—	$0.385530	$0.015259

Please retain this information for your records.

ClearBridge Dividend Strategy Fund	51

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/17 SR17-2989

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,375 in December 31, 2015 and $52,260 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,860 in December 31, 2015 and $3,920 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017